                  AMENDMENT AND WAIVER (this "Amendment"), dated as of September 25, 1998, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 (as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreements"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreements and to consent to the extension of the date by which the Borrower's financial statements for the fiscal quarters ending March 31, 1998 and June 30, 1998 are required to be delivered to October 16, 1998;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

                  2. Amendments and Waiver. (a) Section 1 of each Credit Agreement is amended by adding at the end of the definition of "Consolidated Total Indebtedness" the following:

         For purposes of this definition, the amount of Indebtedness outstanding under the Borrower's Term Loan Agreement dated as of May 29, 1998, as amended, at any time shall be deemed to be reduced (but not to less than zero) by the amount of cash and cash equivalents of the Borrower and its Consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

                  (b) Section 1 of each Credit Agreement is amended by deleting the definition of "Consolidated EBITDA" and substituting therefor the following:

                  "Consolidated EBITDA" shall mean, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense, (iv) Consolidated Interest Expense, (v) amortization expense, (vi) non-recurring cash charges or expenses in fiscal year 1998 not to exceed $363,600,000 to the extent incurred or paid in such period plus
         (vii) other non-cash items reducing Consolidated Net Income, all as determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, in calculating Consolidated EBITDA pro forma effect shall be given to each acquisition of a Subsidiary or any entity acquired in a merger in any relevant period


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                                                                               2
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         for which the covenants set forth in Sections 6.7 and 6.8 are being calculated as if such acquisition had been made on the first day of such period.

                  (c) The Required Lenders under each Credit Agreement hereby waive compliance by the Borrower with the provisions of Section 5.1(b) and (c) of the Credit Agreements with respect to the financial statements and officer's certificates required to be delivered in respect of the fiscal quarters ending March 31, 1998 and June 30, 1998 as long as such financial statements and certificates are delivered on or prior to October 16, 1998. The Required Lenders agree that the failure to deliver such financial statements and certificates prior to October 16, 1998 shall not constitute a Default or Event of Default.

                  (d) The amendments set forth in paragraphs (a) and (b) above shall be effective for the fiscal quarter ending June 30, 1998 and thereafter.

                  3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreements and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                           CENDANT CORPORATION


                                           By: /s/ Michael P. Monaco
                                               -------------------------------
                                               Name: Michael P. Monaco
                                               Title: Vice Chairman and CFO




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                                                                               3
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                                         THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender



                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         ABN-AMRO BANK N.V. NEW YORK
                                           BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         BANK OF AMERICA NT&SA


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         BANK OF MONTREAL

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE BANK OF NEW YORK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                                                               4
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                                         THE BANK OF NOVA SCOTIA


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         BANQUE PARIBAS


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:



                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         BAYERISCHE LANDESBANK
                                           GIROZENTRALE
                                           CAYMAN ISLANDS BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                                                               5
                                                                             CAR


                                         BAYERISCHE VEREINSBANK AG, NEW
                                           YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:



                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         CANADIAN IMPERIAL
                                         BANK OF COMMERCE


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         CITIBANK, N.A.


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         COMERICA BANK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

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                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         CREDIT SUISSE FIRST BOSTON


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:



                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         DG BANK DEUTSCHE
                                           GENOSSENSCHAFTSBANK, CAYMAN
                                           ISLAND BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         FIRST AMERICAN NATIONAL BANK

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         FIRST HAWAIIAN BANK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

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                                         THE FIRST NATIONAL BANK OF BOSTON


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         FIRST NATIONAL BANK OF MARYLAND


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         FIRST UNION NATIONAL BANK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         FLEET NATIONAL BANK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE FUJI BANK, LIMITED
                                           NEW YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

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                                         THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED
                                           NEW YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         MELLON BANK, N.A.


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         MORGAN GUARANTY TRUST COMPANY OF
                                           NEW YORK

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         NATIONSBANK, N.A.


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE NORTHERN TRUST COMPANY


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

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                                         PNC BANK, N.A.


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         ROYAL BANK OF CANADA


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE SAKURA BANK, LIMITED


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE SANWA BANK, LIMITED


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE SUMITOMO BANK, LIMITED,
                                           NEW YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

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                                         SUMMIT BANK


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         THE TOKAI BANK LIMITED NEW YORK
                                           BRANCH

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:



                                         UNITED STATES NATIONAL BANK OF
                                           OREGON


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK BRANCH


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:



                                         BANKERS TRUST COMPANY


                                         By:
                                             -------------------------------
                                             Name:
                                             Title: